Exhibit 99.1

Hennessy Capital Investment Corp. VII and ONE Nuclear Energy LLC Announce Effectiveness of Registration Statement and Record and Meeting Dates for Extraordinary General Meeting of Shareholders to Approve Proposed Business Combination

●	The U.S. Securities and Exchange Commission (“SEC”) has declared effective the registration statement on Form S-4 (File No. 333-292440) (as amended, the “Registration Statement”) filed by Hennessy Capital Investment Corp. VII (NASDAQ: HVII) (“Hennessy VII”) and co-registrant ONE Nuclear Energy LLC (“ONE Nuclear”).
●	Extraordinary general meeting of shareholders of Hennessy VII to approve proposed business combination with ONE Nuclear (the “Business Combination”) to be held on August 24, 2026.
●	Record date for the extraordinary general meeting is July 31, 2026.
●	Upon closing, combined company stock will trade on Nasdaq under the “ONEN” ticker symbol.

WEST PALM BEACH, Fla. and ZEPHYR COVE, Nev. – August 5, 2026 — Hennessy VII, a Nasdaq listed special purpose acquisition company, and ONE Nuclear, an independent developer of large-scale energy solutions powered by natural gas and advanced nuclear technologies, today announced that the SEC has declared effective the Registration Statement, which includes a definitive proxy statement/prospectus in connection with Hennessy VII’s extraordinary general meeting of shareholders (the “Shareholder Meeting”) to approve the Business Combination. The Business Combination is expected to result in ONE Nuclear listing its common stock on Nasdaq under ticker symbol “ONEN,” subject to approval of its listing application. Additionally, Hennessy VII today announced that it has set a record date of July 31, 2026 (the “Record Date”) and meeting date of August 24, 2026 for the Shareholder Meeting.

Daniel Hennessy, Chairman & Chief Executive Officer of Hennessy VII said, “We are pleased to reach this significant milestone in the transaction process and to present the Business Combination to our stockholders. ONE Nuclear’s developer-owner-operator model, combining near-term natural gas generation with advanced nuclear SMR deployment, positions the company to deliver reliable, baseload power at scale to data centers, industrial users, and the grid. We look forward to working with Richard Taylor (Chairman and CEO of ONE Nuclear) and the entire ONE Nuclear team to achieve a successful Business Combination.”

Hennessy VII shareholders of record at the close of business on the Record Date are entitled to receive notice of the Shareholder Meeting and to vote the ordinary shares owned by them at the Shareholder Meeting. The Shareholder Meeting will be held virtually. In connection with the Shareholder Meeting, the Hennessy VII shareholders that wish to exercise their redemption rights must do so no later than 5:00 pm Eastern time on August 20, 2026 by following the procedures specified in the definitive proxy statement/prospectus for the Shareholder Meeting. There is no requirement that a shareholder affirmatively vote for or against the Business Combination at the Shareholder Meeting in order to redeem their shares for cash.

As announced previously, upon completion of the Business Combination, ONE Nuclear will become a direct wholly-owned subsidiary of Hennessy VII. Immediately following the completion of the Business Combination, Hennessy VII will be renamed “ONE Nuclear Energy Inc.” and shares of its common stock are expected to trade on the Nasdaq Global Market under the ticker symbol “ONEN”. At the closing of the Business Combination, every twelve (12) Hennessy VII rights will convert into one share of Hennessy VII common stock and, as a result, there will be no Nasdaq listing of Hennessy VII Rights following the completion of the Business Combination.

The Record Date determines the holders of ordinary shares of Hennessy VII entitled to receive notice of and to vote at the Shareholder Meeting, and at any adjournment or postponement thereof, whereby the shareholders will be asked to approve and adopt the Business Combination, and such other proposals as disclosed in the definitive proxy statement included in the Registration Statement. If the Business Combination is approved by Hennessy VII shareholders, Hennessy VII anticipates closing the Business Combination shortly after the Shareholder Meeting, subject to the satisfaction or waiver (as applicable) of all other closing conditions.

The Shareholder Meeting will take place at 12:00 p.m., Eastern Time, on August 24, 2026 via a virtual meeting at the following address: www.proxydocs.com/HVIIU. Hennessy VII shareholders entitled to vote at the Shareholder Meeting will need the 12-digit meeting control number that is printed on their respective proxy cards to enter the Shareholder Meeting. Hennessy VII recommends that its shareholders wishing to vote at the Shareholder Meeting log in at least 15 minutes before the Shareholder Meeting starts. Please note that Hennessy VII shareholders will not be able to attend the Shareholder Meeting in person. Hennessy VII encourages its shareholders entitled to vote at the Shareholder Meeting to vote their shares via proxy in advance of the Shareholder Meeting by following the instructions on the proxy card.

A list of Hennessy VII shareholders entitled to vote at the Shareholder Meeting will be open to the examination of any Hennessy VII shareholder, for any purpose germane to the Shareholder Meeting, during regular business hours for a period of ten calendar days before the Shareholder Meeting.

About Hennessy VII

Hennessy VII (NASDAQ: HVII) is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses or entities, with a focus on identifying and acquiring companies in the industrial technology and energy transition sectors. For additional information, please visit www.hennessycapital7.com.

About ONE Nuclear

ONE Nuclear is an independent developer of scalable energy solutions powered by natural gas and advanced nuclear SMR technology. ONE’s approach seeks to meet rapidly growing energy demand with a fast-to-market and fully integrated platform to develop, own and operate utility-scale natural gas and advanced nuclear power generation to serve industrial and grid applications. ONE Nuclear is committed to advancing clean energy deployment through innovative nuclear technologies and strategic site development. For additional information, please visit www.onenuclearenergy.com.

Forward-Looking Statements

This press release contains forward-looking statements, including but not limited to statements regarding ONE Nuclear’s and Hennessy VII’s expectations, beliefs, intentions, strategies, and projections. All statements other than statements of historical facts contained in this press release are forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, ONE Nuclear’s management team’s expectations concerning the outlook for its business, productivity, plans, growth and capital investments, operational and cost performance, revenue generation, development timelines, potential generation capacities of specific sites, regulatory outlook, future market conditions, success of strategic relationships, developments in the capital and credit markets, expected future financial performance, as well as demand for nuclear energy and the economic outlook for the nuclear energy industry.

Forward-looking statements speak only as of the date of this press release and are based on ONE Nuclear’s and Hennessy VII’s current beliefs and assumptions. ONE Nuclear and Hennessy VII undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Actual results may differ materially due to various risks and uncertainties, including but not limited to: (1) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Hennessy VII’s securities; (2) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the Business Combination Agreement by the shareholders of Hennessy VII and the receipt of certain regulatory approvals; (3) market risks; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (5) changes in transaction structure of the Business Combination due to regulatory or legal requirements; (6) the ability to meet listing standards; (7) the effect of the announcement or pendency of the Business Combination on ONE Nuclear’s business relationships, performance, and business generally; (8) failure to realize anticipated benefits from the Business Combination; (9) the outcome of any legal proceedings that may be instituted against ONE Nuclear or Hennessy VII related to the Business Combination or the Business Combination Agreement; (10) ONE Nuclear’s ability to execute on its business plan and to develop and maintain key strategic relationships and enter into definitive agreements in connection therewith; (11) competition in ONE Nuclear’s industry; (12) transaction-related costs; (13) the risk that changes in laws or regulations adversely affect ONE Nuclear’s business plans and operations; (14) adverse economic or competitive conditions; (15) the level of redemptions by Hennessy VII shareholders in connection with the Business Combination; (16) the risk that ONE Nuclear may not be able to successfully develop its exclusive sites or other sites and the commercial viability of any such site; (17) the risk that ONE Nuclear will be unable to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (18) other risks and uncertainties described in Hennessy VII’s Annual Report on Form 10-K for the year ended December, 31, 2025, which was filed with the SEC on March 6, 2026, and other filings with the SEC, the Registration Statement, the proxy statement/prospectus and other relevant materials filed by Hennessy VII in connection with the Business Combination from time to time. The foregoing list is not exhaustive, and there may be additional risks that neither Hennessy VII nor ONE Nuclear presently know or that Hennessy VII and ONE Nuclear currently believe are immaterial. ONE Nuclear and Hennessy VII caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made.

ONE Nuclear’s Commercial Agreements are Non-Binding

This press release contains descriptions of certain non-exclusive, key business relationships of ONE Nuclear, including with Rolls-Royce, Black & Veatch, FutureWorx, and other business partners. These descriptions are based on the ONE Nuclear management team’s discussions with such counterparties, the terms of certain existing non-binding collaboration agreements with such counterparties, and the latest available information and estimates as of the date of this press release. In each case, such descriptions are subject to negotiation and execution of definitive agreements with such counterparties, which have not been completed as of the date of this press release. As a result, such descriptions of key business relationships of ONE Nuclear, including with Rolls-Royce, Black & Veatch, and FutureWorx, remain subject to change, and there can be no assurance that definitive agreements with such business partners will be executed or, if executed, that the terms of such definitive agreements will not vary materially from those described herein.

Important Information for Investors and Shareholders

In connection with the Business Combination, Hennessy VII has filed with the SEC the Registration Statement, which includes a prospectus with respect to the securities to be issued in connection with the Business Combination and a proxy statement to be distributed to holders of Hennessy VII’s ordinary shares in connection with Hennessy VII’s solicitation of proxies for the vote by Hennessy VII’s shareholders with respect to the Business Combination and other matters described in the Registration Statement (the “Proxy Statement”). The SEC declared the Registration Statement effective on August 3, 2026 and Hennessy VII has filed the definitive Proxy Statement with the SEC and will be mailing copies to shareholders of Hennessy VII as of July 31, 2026, the a record date to vote on the Business Combination.

This press release does not contain all the information that should be considered concerning the Business Combination and is not a substitute for the Registration Statement, Proxy Statement or for any other document that Hennessy VII filed or may file with the SEC. Before making any investment or voting decision, investors and security holders of Hennessy VII and ONE Nuclear are urged to read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about ONE Nuclear, Hennessy VII and the Business Combination.

Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Hennessy VII through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Hennessy VII may be obtained free of charge from Hennessy VII’s website at https://www.hennessycapital7.com or by directing an email request to info@hennessycapitalgroup.com. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Hennessy VII, ONE Nuclear and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitations of proxies from Hennessy VII’s shareholders in connection with the Business Combination. For more information about the names, affiliations and interests of Hennessy VII’s directors and executive officers, please refer to Hennessy VII’s Annual Report on Form 10-K filed with the SEC on March 6, 2026, and the Registration Statement, Proxy Statement and other relevant materials filed with the SEC in connection with the Business Combination from time to time. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, which may, in some cases, be different than those of Hennessy VII’s shareholders generally, are included in the Registration Statement and the Proxy Statement. Shareholders, potential investors and other interested persons should read the Registration Statement and the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the Business Combination shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Contacts:

For Investors:

Caldwell Bailey

ICR, Inc.

onenuclear@icrinc.com

For Media:

Matt Dallas

ICR, Inc.

onenuclear@icrinc.com